UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2016

KAR Auction Services, Inc.
(Exact Name of registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032
(Address of principal executive offices) (Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Entry into Incremental Revolving Facility Agreement

On February 17, 2016, KAR Auction Services, Inc. (the “Company”) announced that it had entered into an Incremental Revolving Facility Agreement No. 1 (the “Incremental Agreement”) to the Amended and Restated Credit Agreement, dated as of March 11, 2014 (the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, certain subsidiaries of the Company party thereto and the several lenders party thereto.

The Incremental Agreement provides for an additional $300.0 million of available revolving commitments under the Credit Agreement, the proceeds of which the Company will use for general corporate purposes, including to fund acquisitions.

Certain of the lenders and agents and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking, commercial banking and other services for the Company and its affiliates, for which they received or will receive customary fees and expenses.

The foregoing description of the Incremental Agreement is qualified in its entirety by reference to the full text of the Incremental Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Entry into Definitive Asset Purchase Agreements
On February 17, 2016, ADESA, Inc. (“ADESA”), a subsidiary of the Company, entered into the three asset purchase agreements described below, pursuant to which ADESA agreed to acquire substantially all of the assets (collectively, the “Asset Purchases”) of Brasher’s Auto Auctions, a Utah corporation (“Brasher’s”), West Coast Auto Auctions, Inc., a California corporation (“West Coast”), and the subsidiaries of Brasher’s and West Coast (collectively, the “Sellers”). The aggregate cash consideration payable in connection with the Asset Purchases is $283,150,000, subject to increase or decrease, as determined in accordance with each purchase agreement.
The following provides a brief summary of each purchase agreement:

•
ADESA agreed to purchase certain assets (the “Salt Lake Operating Group Assets”) from Brasher’s Reno Auto Auction, L.L.C., a Utah limited liability company (“Brasher’s Reno”), and BIAA, L.L.C., a Utah limited liability company (“BIAA”), pursuant to that certain Asset Purchase Agreement, dated as of February 17, 2016, by and among ADESA, Brasher’s Reno, BIAA, Brasher’s, West Coast and the other parties thereto. The cash consideration payable for the Salt Lake Operating Group Assets is $50,830,000, subject to increase or decrease, as determined in accordance with the purchase agreement.

•
ADESA agreed to purchase certain assets (the “Salt Lake Parent Group Assets”) from Brasher’s, pursuant to that certain Asset Purchase Agreement, dated as of February 17, 2016, by and among ADESA, Brasher’s and the other parties thereto. The cash consideration payable for the Salt Lake Parent Group Assets is $88,660,000, subject to increase or decrease, as determined in accordance with the purchase agreement.

•
ADESA agreed to purchase certain assets (the “West Coast Group Assets”) from West Coast, Brasher’s Cascade Auto Auction, Inc., an Oregon corporation (“Brasher’s Cascade”), Brasher’s Northwest Auto Auction, Inc., an Oregon corporation (“Brasher’s Northwest”), Brasher’s Sacramento Auto Auction, Inc., a California corporation (“Brasher’s Sacramento”) and Brasher’s Fresno Auto Auction, Inc., a California corporation (“Brasher’s Fresno”), pursuant to that certain Asset Purchase Agreement, dated as of February 17, 2016, by and among ADESA, West Coast, Brasher’s Cascade, Brasher’s Northwest, Brasher’s Sacramento, Brasher’s Fresno and the other parties thereto. The cash consideration payable for the West Coast Group Assets is $143,660,000, subject to increase or decrease, as determined in accordance with the purchase agreement.

The Asset Purchases and the terms of the purchase agreements have been approved by the Board of Directors of the Company, the Board of Directors or Managers, as applicable, of each of the Sellers and the requisite stockholders or members, as applicable, of each of the Sellers.
Consummation of the Asset Purchases is subject to customary conditions, including the expiration or termination of the Hart-Scott-Rodino waiting period. The purchase agreements also contain customary representations and warranties, indemnification obligations and covenants, including, among other things, with respect to the operation of the business of the Sellers between the signing of the purchase agreements and the closing of the Asset Purchases.
The foregoing description of the Asset Purchases is qualified in its entirety by reference to the full text of the purchase agreements which are filed as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.
On February 17 , 2016, the Company issued a press release announcing the execution of the Incremental Revolving Facility Agreement and the purchase agreements referred to in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1.
The information under Item 7.01 in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.  Exhibits.

(d)   Exhibits

Exhibit	Description
2.1
Asset Purchase Agreement, dated as of February 17, 2016, by and among ADESA, Inc., Brasher’s Reno Auto Auction, L.L.C., BIAA, L.L.C., Brasher’s Auto Auctions, West Coast Auto Auctions, Inc. and the other parties thereto.

2.2	Asset Purchase Agreement, dated as of February 17, 2016, by and among ADESA, Inc., Brasher’s Auto Auctions and the other parties thereto.
2.3
Asset Purchase Agreement, dated as of February 17, 2016, by and among ADESA, Inc., West Coast Auto Auctions, Inc., Brasher’s Cascade Auto Auction, Inc., Brasher’s Northwest Auto Auction, Inc., Brasher’s Sacramento Auto Auction, Inc., Brasher’s Fresno Auto Auction, Inc. and the other parties thereto.

10.1
Incremental Revolving Facility Agreement No. 1, dated as of February 17, 2016, among KAR Auction Services, Inc., JPMorgan Chase Bank, N.A., as administrative agent, certain subsidiaries of the Company party thereto and the several lenders party thereto.

99.1	Press Release, dated February 17, 2016, with respect to the Incremental Revolving Facility Agreement and the asset purchase agreements.

Forward-Looking Statements

Certain statements contained in this Report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and which are subject to certain risks, trends and uncertainties.  In particular, statements made that are not historical facts may be forward-looking statements.  Words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “contemplates” and similar expressions identify forward-looking statements.  Such statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those matters disclosed in the Company’s Securities and Exchange Commission filings.  The Company does not undertake any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2016	KAR Auction Services, Inc.

/s/ Rebecca C. Polak
Rebecca C. Polak
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
2.1
Asset Purchase Agreement, dated as of February 17, 2016, by and among ADESA, Inc., Brasher’s Reno Auto Auction, L.L.C., BIAA, L.L.C., Brasher’s Auto Auctions, West Coast Auto Auctions, Inc. and the other parties thereto.

2.2	Asset Purchase Agreement, dated as of February 17, 2016, by and among ADESA, Inc., Brasher’s Auto Auctions and the other parties thereto.
2.3
Asset Purchase Agreement, dated as of February 17, 2016, by and among ADESA, Inc., West Coast Auto Auctions, Inc., Brasher’s Cascade Auto Auction, Inc., Brasher’s Northwest Auto Auction, Inc., Brasher’s Sacramento Auto Auction, Inc., Brasher’s Fresno Auto Auction, Inc. and the other parties thereto.

10.1
Incremental Revolving Facility Agreement No. 1, dated as of February 17, 2016, among KAR Auction Services, Inc., JPMorgan Chase Bank, N.A., as administrative agent, certain subsidiaries of the Company party thereto and the several lenders party thereto.

99.1	Press Release, dated February 17, 2016, with respect to the Incremental Revolving Facility Agreement and the asset purchase agreements.